Exhibit 99.2

Third Quarter 2015 Financial Review and Analysis (preliminary, unaudited) Supplemental Presentation Materials Unless otherwise indicated, the discussion of the company’s results is focused on its continuing operations, and comparisons are to the same period in the prior year. October 29, 2015

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; worldwide and local economic conditions; fluctuations in currency exchange rates and other risks associated with foreign operations, including in emerging markets; the financial condition and inventory strategies of customers; changes in customer preferences; fluctuations in cost and availability of raw materials; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; the impact of competitive products and pricing; loss of significant contracts or customers; collection of receivables from customers; selling prices; business mix shift; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; integration of acquisitions and completion of potential dispositions; amounts of future dividends and share repurchases; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; data security breaches; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; fluctuations in pension, insurance, and employee benefit costs; the impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; protection and infringement of intellectual property; changes in political conditions; the impact of epidemiological events on the economy and our customers and suppliers; acts of war, terrorism, and natural disasters; and other factors. We believe that the most significant risk factors that could affect our financial performance in the near-term include: (1) the impacts of economic conditions on underlying demand for our products and foreign currency fluctuations; (2) competitors' actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume. For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our 2014 Form 10-K, filed on February 25, 2015 with the Securities and Exchange Commission, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the financial schedules accompanying the earnings news release for the quarter (see Attachments A-2 through A-4 to news release dated October 29, 2015). Our non-GAAP financial measures exclude the impact of certain events, activities, or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess our underlying performance in a single period. By excluding the accounting effects, both positive and negative, of certain items (e.g., restructuring costs, asset impairments, legal settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, losses from curtailment and settlement of pension obligations, gains or losses on sales of certain assets, and other items), we believe that we are providing meaningful supplemental information to facilitate an understanding of our core operating results and liquidity measures. These non-GAAP financial measures are used internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for a single period. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency, or timing. We use the following non-GAAP financial measures in this presentation: Organic sales change refers to the increase or decrease in sales excluding the estimated impact of currency translation, product line exits, acquisitions and divestitures, and, where applicable, the extra week in the prior fiscal year. Adjusted operating margin refers to income from continuing operations before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales. Adjusted tax rate refers to the anticipated full-year GAAP tax rate adjusted for certain events. Adjusted income from continuing operations refers to reported income from continuing operations adjusted for tax-effected restructuring costs and other items. Adjusted EPS refers to reported income from continuing operations per common share, assuming dilution, adjusted for tax-effected restructuring costs and other items. Free cash flow refers to cash flow from operations, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from sales (purchases) of investments. Free cash flow excludes uses of cash that do not directly or immediately support the underlying business, such as discretionary debt reductions, dividends, share repurchases, and certain effects of acquisitions and divestitures (e.g., cash flow from discontinued operations, taxes, and transaction costs). This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com.

Third Quarter Overview Another solid quarter, slightly above our expectations Sales up approx. 5% on organic basis Operating margin, as reported, improved 160 basis points primarily due to productivity initiatives and higher volume, partially offset by higher employee-related costs Adjusted operating margin improved 140 basis points Reported EPS of $0.87 Adjusted EPS (non-GAAP) of $0.87, up approx. 13% Pressure-sensitive Materials continues to deliver strong organic growth and margin expansion Retail Branding and Information Solutions’ business model transformation underway, targeting accelerated growth and margin expansion to achieve previously communicated 2018 financial goals Higher free cash flow and continued strong balance sheet; returning cash to shareholders Free cash flow of $199 mil. year-to-date, an improvement of $117 mil. Continued discipline in execution of shareholder distribution strategy; repurchased 1.9 mil. shares for $109 mil. and paid $100 mil. in dividends in the first nine months Narrowed guidance for 2015 adjusted EPS; midpoint of range unchanged

3Q14 4Q14 1Q15 2Q15 3Q15 Organic Sales Change 3.2% 0.5% 3.0% 3.7% 4.6% Currency Translation 0.4% (3.7)% (7.2)% (9.5)% (9.5)% Extra Week -- ~4.5% ~3.0% -- -- Product Line Divestiture -- -- -- (0.4)% (1.0)% Reported Sales Change* 3.6% 1.3% (1.4)% (6.2)% (5.9)% Sales Trend Analysis * Totals may not sum due to rounding and other factors.

Segment Sales and Margin Analysis 3Q15 Reported Organic Sales Growth: Pressure-sensitive Materials (6)% 5% Retail Branding and Information Solutions (4)% 4% Vancive Medical Technologies (6)% 3% Total Company (6)% 5% Adjusted As Reported* (Non-GAAP) 3Q15 3Q14 3Q15 3Q14 Operating Margin: Pressure-sensitive Materials 12.0% 10.1% 12.1% 10.3% Retail Branding and Information Solutions 6.8% 5.4% 7.9% 6.7% Vancive Medical Technologies (6.8)% (15.5)% 2.8% (15.0)% Total Company 8.9% 7.3% 9.4% 8.0% * Certain prior period amounts have been revised.

Third Quarter Segment Overview PRESSURE-SENSITIVE MATERIALS (PSM) Reported sales of $1.08 bil., down approx. 6% Sales up approx. 5% on organic basis Label and Packaging Materials sales up mid-single digits on organic basis Combined sales of Graphics and Performance Tapes up mid-single digits on organic basis Operating margin improved 190 basis points to 12.0% as the impact of productivity initiatives, higher volume and favorable product mix, and the net benefit from price and raw material input costs more than offset higher employee-related costs Adjusted operating margin improved 180 basis points RETAIL BRANDING AND INFORMATION SOLUTIONS (RBIS) Reported sales of $367 mil., down approx. 4% compared to prior year Sales up approx. 4% on organic basis Operating margin improved 140 basis points to 6.8% as the impact of productivity initiatives and higher volume more than offset higher employee-related costs Adjusted operating margin improved 120 basis points

Contributing Factors to 2015 Results At recent rates, reported net sales down ~6% (vs. previous assumption of 5.5% to 6.0%) Organic sales growth of ~4% (vs. previous assumption of 3.5% to 4.0%), adjusted for 2014 benefit from extra week of sales Loss of extra week and product line divestiture represent ~1.5% reduction to reported net sales Based on current rates, currency translation represents: ~8.5% reduction to reported net sales (vs. previous assumption of ~8.0%) ~$52 mil. reduction to EBIT and ~$0.37 reduction to EPS (vs. previous assumption of ~$50 mil. and ~$0.35) Incremental pre-tax restructuring savings of $70+ mil. Tax rate in the low to mid-thirty percent range Avg. shares outstanding (assuming dilution) of 92.5 to 93 mil. (vs. 92 to 93 mil. previously) Capital expenditures (incl. IT) of ~$150 mil. & pre-tax cash restructuring costs of ~$60 mil. 2015 EPS Guidance Add Back: Estimated restructuring costs and other items ~$0.50 Adjusted EPS (non-GAAP) Reported EPS $2.80 - $2.90 $3.30 - $3.40 $2.82 - $3.02 $3.25 - $3.45 ~$0.43 Previous Updated

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